UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 17, 2026

PROTAGENIC THERAPEUTICS, INC.

(Exact name of Company as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Protagenic Therapeutics, Inc. Common Stock	PTIX	OTC Markets
Protagenic Therapeutics, Inc. Common Stock Warrants	PTIXW	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Settlement Agreement

On February 17, 2026, Protagenic Therapeutics, Inc. (“PTIX” or the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Alterola Biotech Inc., EMC2 Capital LLC, and the former stockholders of Phytanix Bio (collectively, the “Former Phytanix Stockholders”), in connection with the litigation styled Protagenic Therapeutics, Inc. v. Alterola Biotech Inc., et al., Case No. 2025-1238-KMM, pending in the Court of Chancery of the State of Delaware (the “Litigation”).

The Settlement Agreement provides for, among other things, the dismissal of the Litigation and the execution of an agreement to terminate, and unwind the transactions contemplated by, the Share Exchange Agreement dated May 15, 2025 (the “SEA”). Pursuant to the SEA, PTIX had previously acquired 100% of the outstanding capital stock of Phytanix Bio, which transaction was disclosed in PTIX’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 19, 2025 and August 28, 2025.

Unwind, Termination and Share Exchange Agreement

On February 17, 2026, PTIX entered into an Unwind, Termination and Share Exchange Agreement (the “Unwind Agreement”) with Phytanix Bio, Alterola Biotech Inc., EMC2 Capital LLC, the Former Phytanix Stockholders, and Colin Stott, as Sellers’ Representative (as defined therein). PTIX, Phytanix Bio, Alterola Biotech Inc., EMC2 Capital LLC, the Former Phytanix Stockholders and Sellers’ Representative are collectively referred to herein as the “Parties”. The closing of the unwind transactions (the “Closing”) occurred simultaneously with the execution of the Unwind Agreement on February 17, 2026.

Pursuant to the Unwind Agreement:

●	The SEA was terminated.
●	The Parties agreed to unwind the transactions contemplated by the SEA.
●	The Former Phytanix Stockholders forfeited and returned to PTIX all shares of PTIX common stock and preferred stock that had been issued to them as closing consideration under the SEA.
●	PTIX transferred back to the Former Phytanix Stockholders 100% of the outstanding capital stock of Phytanix Bio.
●	Upon Closing, the Former Phytanix Stockholders re-acquired full ownership of Phytanix Bio, and PTIX relinquished all ownership and related rights in Phytanix Bio.
●	Phytanix Bio will continue to own its pre-merger assets and retain its liabilities as reflected on its balance sheet as of the date of the Unwind Agreement.
●	PTIX agreed to pay Phytanix Bio $300,000 at Closing and an additional $10,000 following receipt of specified financial information, in accordance with the terms of the Unwind Agreement.

The Unwind Agreement also includes:

●	Mutual releases between PTIX and the Former Phytanix Stockholders.
●	Termination of related agreements between the Parties.
●	Acknowledgement of resignations of Former Phytanix Stockholders and their affiliates from any positions with PTIX.
●	Mutual releases between the Parties.
●	Indemnification provisions in favor of PTIX relating to liabilities associated with the SEA and Phytanix Bio.Indemnification provisions in favor of Phytanix Bio for any third party claims relating to any action taken by, or on behalf of, Phytanix Bio outside the ordinary course of business during the period between the closing of the transactions under the SEA and the closing of the transactions under the Unwind Agreement that are not otherwise reflected on the balance sheet of Phytanix Bio as of the date of the Unwind Agreement.

The foregoing descriptions of the Settlement Agreement and the Unwind Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Settlement Agreement and the Unwind Agreement, copies of which are filed as exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

As described above, upon the Closing of the Unwind Agreement on February 17, 2026, the SEA dated May 15, 2025 was terminated and is of no further force or effect.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 17, 2026, pursuant to the Unwind Agreement, PTIX disposed of its ownership interest in Phytanix Bio and returned 100% of the issued and outstanding shares of Phytanix Bio to the Former Phytanix Stockholders. In exchange, PTIX received for cancellation all shares of PTIX common stock and preferred stock previously issued as consideration under the SEA.

Item 3.02 Unregistered Sales of Equity Securities

The return and cancellation of shares of PTIX common stock issued pursuant to the SEA were effected pursuant to the Unwind Agreement and did not involve the issuance of new securities.

Item 8.01 Other Events

The Settlement Agreement resolves all claims asserted in the Litigation and provides for dismissal of the action with prejudice.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 – Settlement Agreement, dated February 13, 2026
Exhibit 10.2 – Unwind, Termination and Share Exchange Agreement, dated February 17, 2026

Exhibit 104 – Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s available options to resolve the deficiency and regain compliance with Nasdaq listing rules. Forward-looking statements are statements that are not historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, that there can be no assurance that the Company will file the Form 10-Q, that there can be no assurance that the Company will otherwise meet Nasdaq compliance standards, that there can be no assurance that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in the Company’s filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: February 23, 2026	By:	/s/ Alexander K. Arrow
	Name:	Alexander K. Arrow
	Title:	Chief Financial Officer